Exhibit 10.1

VIPER ENERGY, INC.

20,000,000 Shares of Common Stock

UNDERWRITING AGREEMENT

March 2, 2026

J.P. Morgan Securities LLC
Goldman Sachs & Co. LLC

As Representatives of the Several Underwriters named in Schedule I

c/o J.P. Morgan Securities LLC
270 Park Avenue
New York, New York 10017

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

Ladies and Gentlemen:

Certain stockholders of Viper Energy, Inc., a Delaware corporation (the “Company”), named in Schedule II attached hereto (the “Selling Stockholders”), propose to sell 17,391,304 shares (the “Firm Stock”) of the Company’s Class A common stock, par value $0.000001 per share (the “Common Stock”), to the underwriters named in Schedule I (the “Underwriters”) for whom you are acting as representatives (the “Representatives”) attached to this agreement (this “Agreement”). In addition, the Selling Stockholders propose to grant to the Underwriters an option to purchase up to an aggregate of 2,608,696 additional shares of Common Stock on the terms set forth in Section 2 to cover over-allotments, if any (the “Option Stock”). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the “Stock.”

The Stock will consist of 17,391,304 shares of Common Stock to be issued to the Selling Stockholders upon redemption of their shares of Class B common stock, par value $0.000001 per share (the “Class B Stock”), outstanding as of the date hereof, together with an equal number of units representing limited liability company interests in VNOM Holding Company LLC, a Delaware limited liability company (“OpCo,” and such units, “OpCo Units”), (or the exchange of OpCo Units with or without a corresponding number of shares of Class B Common Stock, as applicable, pursuant to the Exchange Agreement, as defined herein), for the same number of shares of Common Stock (the “Exchange”), immediately prior to the closing of the offering of the Firm Stock and, if purchased, up to 2,608,696 shares of Common Stock to be issued to the Selling Stockholders in the Exchange immediately prior to the closing of the offering of the Option Stock (collectively, the “Exchange Stock”), in each case under the terms and conditions of (i) the Amended and Restated Limited Liability Company Agreement of OpCo, dated as of December 23, 2025 (the “OpCo LLC Agreement”) and (ii) the Second Amended and Restated Exchange Agreement entered into by and among Former Viper, Viper Energy Partners LLC, Diamondback, Diamondback E&P LLC and Tumbleweed Royalty IV, LLC, dated as of October 1, 2024 (the “Exchange Agreement”). This Agreement is to confirm the agreement concerning the purchase of the Stock from the Selling Stockholders by the Underwriters.

In connection with the offering of the Stock, the Company has agreed to purchase from affiliates of Oaktree Capital Management, L.P. (“Oaktree”) an aggregate of 1,000,000 OpCo Units, at a price per OpCo Unit equal to the price per share of Firm Stock to be paid by the Underwriters to the Selling Stockholders pursuant to this Agreement, and to cancel a corresponding number of shares of Class B Stock held by Oaktree (the “Concurrent OpCo Unit Purchase”). The Concurrent OpCo Unit Purchase is conditioned upon the closing of the purchase of the Firm Stock by the Underwriters.

Reference is made herein to the Company’s acquisition of Sitio Royalties Corp., a Delaware corporation (“Sitio”), pursuant to that certain Agreement and Plan of Merger dated as of June 2, 2025, by and among Viper Energy Partners LLC, a Delaware limited liability company (“Old OpCo”), the Company, Sitio, Sitio Royalties Operating Partnership, LP, a Delaware limited partnership and a subsidiary of Sitio, New Cobra Pubco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“New Parent”), Cobra Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of New Parent, and Scorpion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of New Parent.

Reference is made herein to the acquisition of all of the issued and outstanding equity interests of 1979 Royalties, LP and 1979 Royalties GP, LLC (the “Endeavor Subsidiaries”), pursuant to that certain Equity Purchase Agreement, by and among the Company and Old OpCo, on one hand, and Endeavor Energy Resources, LP and the Endeavor Subsidiaries on the other hand, dated January 30, 2025 (the “Endeavor Drop Down”). The mineral and royalty interests acquired by Old OpCo in the Endeavor Drop Down are collectively referred to in this Agreement (defined below) as the “Endeavor Mineral and Royalty Interests.”

1.              Representations and Warranties.

(i)            Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a)            A registration statement on Form S-3 (File No. 333-289863), including a related prospectus or prospectuses, relating to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to you as the Representatives of the Underwriters. As used in this Agreement:

(i)            “Applicable Time” means 4:15 p.m. (New York City time) on March 2, 2026;

(ii)            “Effective Date” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission;

(iii)          “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act);

(iv)          “Preliminary Prospectus” means any preliminary prospectus (including any preliminary prospectus supplement) relating to the Stock included in such registration statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v)           “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule III hereto;

(vi)          “Prospectus” means the final prospectus (including any prospectus supplement) relating to the Stock, as filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(vii)         “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Stock as in the opinion of counsel for the Underwriters a prospectus relating to the Stock is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Stock by any Underwriter or dealer;

(viii)        “Registration Statement” means such registration statement, as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement and including the information deemed by virtue of Rule 430B under the Securities Act to be part of such registration statement as of the Effective Date;

(ix)           “Selling Stockholder Information” means the information furnished by each Selling Stockholder for use in connection with the offering in the Registration Statement, the Pricing Disclosure Package and the Prospectus, which consists solely of (i) the name, address and number of shares of Common Stock owned by such Selling Stockholder, before and after the offering, and (ii) the other information with respect to such Selling Stockholder that appears in the table (and corresponding footnotes) under the caption “Selling Stockholders,” in each case, in the Registration Statement, the Pricing Disclosure Package, the Prospectus or in any Issuer Free Writing Prospectus.

(x)            “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on either Section 5(d) of, or Rule 163B under, the Securities Act.

Any reference to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act, which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any document filed with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. Any reference herein to the term “Registration Statement” shall be deemed to include any abbreviated registration statement to register additional Common Stock under Rule 462(b) under the Securities Act (the “Rule 462(b) Registration Statement”). The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose, or pursuant to any Section 8A proceedings under the Securities Act, has been instituted or threatened by the Commission. The Commission has not notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b)            (A) At the time the Registration Statement initially became effective, (B) at the Applicable Time and (C) on each Delivery Date (as defined below), the Company was or will be, as applicable, a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act.

(c)            The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Stock, is not on the date hereof and will not be on each Delivery Date, an “ineligible issuer” (as defined in Rule 405 under the Securities Act).

(d)            The Registration Statement conformed and will conform in all material respects on the Effective Date and on each Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on each Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(e)            The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(f).

(f)            The Prospectus will not, as of its date or as of each Delivery Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(f).

(g)            The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, and any further documents filed and incorporated by reference therein will not, when filed with the Commission, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)            The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 8(f).

(i)             Each Issuer Free Writing Prospectus listed in Schedule IV hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus listed in Schedule IV hereto in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf any Underwriter specifically for inclusion therein, which information is specified in Section 8(f).

(j)             Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder. The Company has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Securities Act) in connection with the offering of Stock will not be required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(k)            The Company has not alone engaged in any Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Schedule VI hereto. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act. Any individual Written Testing-the-Waters Communication does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package, complied in all material respects with the Securities Act, and when taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of each Delivery Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l)             Each of the statements made by the Company in the Registration Statement and the Pricing Disclosure Package and to be made in the Prospectus (and any supplements thereto) within the coverage of Rule 175(b) under the Securities Act was made or will be made with a reasonable basis and in good faith.

(m)           The Company and each of its subsidiaries has been duly organized, is validly existing and in good standing as a corporation, limited liability company or limited partnership, as applicable, under the laws of its jurisdiction of organization with power and authority to own and/or lease its properties and conduct its business as described in the Pricing Disclosure Package; and each of the Company and its subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as applicable, in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify or to be in good standing in such other jurisdictions would not reasonably be expected to, individually or in the aggregate, (i) result in a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), or (ii) materially impair the ability of any of the Company and its subsidiaries to consummate the offering of the Stock or any other transactions provided for in this Agreement.

(n)            Except, in each case, as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights, (ii) when the Exchange Shares have been duly issued and delivered on the Closing Date and any Additional Closing Date, as applicable, in exchange for an equal number of shares of Class B Stock and OpCo Units as described in the Registration Statement and the Prospectus and in accordance with the OpCo LLC Agreement, such Exchange Shares will have been duly authorized and validly issued and will be fully paid and non-assessable, and (iii) there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options.

(o)            [Intentionally omitted.]

(p)            The Company’s “significant” subsidiaries, as defined in Rule 1-02 of Regulation S-X, are listed on Schedule VII. Diamondback Energy, Inc., a Delaware corporation ( “Diamondback”), owns directly or indirectly 155,058,093 units representing limited liability company interests in OpCo (the “OpCo Units”), and the Company owns 176,723,281 OpCo Units. All of the limited liability company interests in OpCo have been duly authorized and validly issued in accordance with the OpCo LLC Agreement, and Diamondback and the Company have no obligation to make further payments for the purchase of such membership interest except as may be otherwise provided under Delaware law or the OpCo LLC Agreement; and Diamondback and the Company own such membership interest in OpCo free and clear of all liens, encumbrances, security interests, equities, charges or claims (“Liens”); except for (i) restrictions on transferability contained in the OpCo LLC Agreement and that certain Second Amended and Restated Exchange Agreement, dated as of October 1, 2024, by and among Diamondback, the Company, Diamondback E&P LLC, Old OpCo and TWR IV SellCo, LLC or (ii) as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, if any.

(q)            Diamondback owns directly and indirectly (i) 0 shares of Common Stock (the “Diamondback Common Stock”) and (ii) 155,058,093 shares of the Company’s Class B Stock (and together with the Diamondback Common Stock, the “Diamondback Stock”); the Diamondback Stock has been duly authorized and is validly issued, fully paid and non-assessable; and Diamondback owns all of the Diamondback Stock free and clear of all Liens, except or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(r)            The Stock to be sold by the Selling Stockholders will have been duly authorized and will be validly issued, fully paid, and non-assessable.

(s)            The Stock, when issued and delivered in accordance with the terms of this Agreement against payment therefor as provided therein and herein will conform in all material respects to the description thereof contained in the Registration Statement and the Pricing Disclosure Package and to be contained in the Prospectus.

(t)             Except as described in the Registration Statement and the most recent Preliminary Prospectus, there are no profits interests, options, warrants, preemptive rights, rights of first refusal or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of any of the Company pursuant to any agreement or other instrument to which the Company is a party or by which the Company may be bound. Except for such rights that have been waived or as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither the filing of the Registration Statement nor the offering or sale of the Stock as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Common Stock or other securities of the Company.

(u)            The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement. At each Delivery Date, all corporate action required to be taken by the Company or any of its shareholders for the consummation of any transactions contemplated by this Agreement shall have been validly taken.

(v)            This Agreement has been duly and validly authorized, executed and delivered by the Company, and the Concurrent OpCo Unit Purchase has been duly authorized by the Company.

(w)           The statements in the Registration Statement and Pricing Disclosure Package under the captions “Description of Capital Stock,” “Dividend Policy” and “Material U.S. Federal Income Tax Consequences for Non-U.S. Holders” insofar as they purport to summarize the provisions of the legal matters and documents referred to therein, are accurate summaries in all material respects. There are no contracts or other documents required to be described in the Registration Statement or the most recent Preliminary Prospectus or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the most recent Preliminary Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects.

(x)            The Common Stock is listed on The Nasdaq Global Select Market.

(y)            The Company has not distributed and, prior to the later to occur of each Delivery Date and completion of the distribution of the Stock, will not distribute any offering material in connection with the offering and sale of the Stock other than any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 5(a)(vi) and any press release or other announcement permitted by Rule 134 or Rule 135 under the Securities Act.

(z)            No consent, approval, authorization, or order of, or filing or registration with any governmental agency or body or any court having jurisdiction over any of the Company or any of its subsidiaries or any of their properties or assets is required to be obtained or made by the Company for the consummation of the transactions contemplated herein (including the Concurrent OpCo Unit Purchase), except such as (i) have been obtained or made, (ii) may be required under state securities laws, the Securities Act or the Exchange Act, by the Nasdaq Global Select Market or by the Financial Industry Regulatory Authority (“FINRA”) and (iii) the absence or omission of which would not reasonably be expected to materially impair the ability of any of the Company to consummate the transactions contemplated by this Agreement.

(aa)          Except as disclosed in the Pricing Disclosure Package, and except to the extent that failure of the following to be true, individually or in the aggregate, would not result in a Material Adverse Effect, (x) each of the Company and its subsidiaries has (i) good and defensible title to all of the interests in oil and gas properties underlying its estimates of its net proved reserves contained or incorporated by reference in the Pricing Disclosure Package and (ii) good and marketable title to all other real and personal property reflected in the Pricing Disclosure Package as assets owned by it, in each case free and clear of all liens, encumbrances and defects, except liens and encumbrances under operating agreements, unitization and pooling agreements, production sales contracts, farmout agreements and other oil and gas exploration, participation and production agreements, in each case that secure payment of amounts not yet due and payable for the performance of other unmatured obligations and are of a scope and nature customary in the oil and gas industry or arise in connection with drilling and production operations; (y) any other real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases; and (z) the overriding royalty interests derived from oil, gas and mineral leases together with the mineral and royalty interests that constitute a portion of the real property held by the Company and its subsidiaries, together with the oil, gas and mineral leases granted by the Company or its subsidiaries and covering such mineral interests, reflect in all material respects the rights of the Company and its subsidiaries to receive revenue (1) from the production of hydrocarbons produced from such real property or (2) attributable to such overriding royalty interests, in each case, in the manner contemplated by the Pricing Disclosure Package, and the care taken by the Company and its subsidiaries with respect to granting such leases or acquiring or otherwise procuring such overriding royalty, mineral, royalty or other property interests was generally consistent with standard industry practices in the areas in which the Company and its subsidiaries operate for granting oil, gas and mineral leases and acquiring or procuring mineral, royalty and overriding royalty interests.

(bb)         Each of the Company and its subsidiaries has such consents, easements, rights-of-way or licenses from any person (collectively, “rights-of-way”) as are necessary to enable it to conduct its business in the manner described in the Pricing Disclosure Package, subject to qualifications as may be set forth in the Pricing Disclosure Package, except where failure to have such rights-of-way would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

(cc)          Ryder Scott Company, L.P. (“Ryder Scott”), a reserve engineer that audited reserve reports on estimated net proved oil and natural gas reserves with respect to the mineral interests held by OpCo, as of December 31, 2025, December 31, 2024 and December 31, 2023 was, as of the date of the audit of such reserve reports, and is, as of the date hereof, an independent petroleum engineer with respect to the Company.

(dd)         The information contained or incorporated by reference in the Pricing Disclosure Package regarding estimated proved reserves of the Company is based upon the reserve reports audited or prepared by Ryder Scott. The information provided to Ryder Scott by the Company and its subsidiaries, as to: production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates that such reports were made. Such information was provided to Ryder Scott in accordance with customary industry practices.

(ee)          The reserve reports audited by Ryder Scott setting forth the estimated proved reserves attributed to the oil and gas properties of OpCo (the “Viper Reserve Reports”) accurately reflect in all material respects the ownership interests of OpCo in the properties therein. Other than normal production of reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other facts, in each case in the ordinary course of business, and except as disclosed in the Pricing Disclosure Package, none of the Company or its subsidiaries is aware of any facts or circumstances that would result in a material adverse change in the aggregate net reserves, or the present value of future net cash flows therefrom, as described or incorporated by reference in the Pricing Disclosure Package and the Viper Reserve Reports; and estimates of such reserves and present values of the Company, as described or incorporated by reference in the Pricing Disclosure Package and reflected in the Viper Reserve Reports, comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(ff)           The execution, delivery and performance of this Agreement and the consummation of the Concurrent OpCo Unit Purchase by the Company will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, or result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries pursuant to (i) its charter or by-laws or similar organizational documents, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company and its subsidiaries or any of their respective properties, or (iii) any agreement or instrument to which any of the Company or its subsidiaries is a party or by which the Company and its subsidiaries are bound or to which any of the properties of the Company and its subsidiaries is subject, except in the case of clauses (ii) and (iii), for any breaches, violations, defaults, liens, charges or encumbrances, which, individually or in the aggregate, would not result in a Material Adverse Effect.

(gg)         None of the Company or its subsidiaries (i) is in violation of its respective charter, by-laws, limited liability company agreement or similar organizational documents, (ii) is in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets, except in the case of clauses (ii) and (iii), to the extent any such violation or default would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

(hh)         The Company and its subsidiaries possess all approvals, clearances, certificates, authorizations, franchises, licenses and permits issued by federal, state, local or foreign regulatory bodies or other governmental bodies (collectively, “Licenses”) necessary or material to the conduct of the business now conducted or proposed in the Pricing Disclosure Package to be conducted by them and consistent with all applicable laws, except where the failure to have obtained the same would not reasonably be expected to result in a Material Adverse Effect. The Company and its subsidiaries are in compliance with the terms and conditions of all such Licenses, except where the failure to so comply would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company and its subsidiaries, would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

(ii)            The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, result in a Material Adverse Effect.

(jj)            Except as disclosed in the Pricing Disclosure Package, (a)(i) none of the Company or its subsidiaries is in violation of, and none of the Company or its subsidiaries has any liability under, any federal, state, local or non-U.S. statute, law, rule, regulation, ordinance, code, other requirement or rule of law (including common law), or decision or order of any domestic or foreign governmental agency, governmental body or court, relating to pollution, to the generation, use, handling, transportation, treatment, storage, discharge, disposal or release of Hazardous Substances (as defined below), to the protection or restoration of the environment or natural resources, to health and safety including as such relates to exposure to Hazardous Substances, and to natural resource damages (collectively, “Environmental Laws”), (ii) to the knowledge of the Company and its subsidiaries, none of the Company and its subsidiaries owns, occupies, operates or uses any real property contaminated with Hazardous Substances, (iii) none of the Company or its subsidiaries is conducting or funding any investigation, remediation, remedial action or monitoring of actual or suspected Hazardous Substances in the environment, (iv) to the knowledge of the Company and its subsidiaries, none of the Company and its subsidiaries is liable or allegedly liable for any release or threatened release of Hazardous Substances, including at any off-site treatment, storage or disposal site, (v) none of the Company or its subsidiaries is subject to any pending, or to the Company and its subsidiaries’ knowledge threatened, claim by any governmental agency or governmental body or person arising under Environmental Laws or relating to Hazardous Substances, and (vi) the Company and its subsidiaries have received and are in compliance with all, and have no liability under any, permits, licenses, authorizations, identification numbers or other approvals required under applicable Environmental Laws to conduct their business, except in each case covered by clauses (i) – (vi) such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (b) to the knowledge of the Company and its subsidiaries, there are no facts or circumstances that would reasonably be expected to result in a violation of, liability under, or claim pursuant to any Environmental Law that would result in a Material Adverse Effect; and (c) in the ordinary course of its business, the Company and its subsidiaries periodically evaluate the effect, including associated costs and liabilities, of Environmental Laws on the business, properties, results of operations and financial condition of the Company, and, on the basis of such evaluation, the Company and its subsidiaries have reasonably concluded that such Environmental Laws will not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. For purposes of this subsection, “Hazardous Substances” means (A) petroleum and petroleum products, by-products or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls, per- and polyfluoroalkyl substances, and mold, and (B) any other chemical, material or substance defined or regulated as toxic or hazardous or as a pollutant, contaminant or waste under Environmental Laws.

(kk)          None of the Company or its subsidiaries has taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock.

(ll)            The Company has not sold or issued any securities that would be integrated with the offering of the Stock contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(mm)        Except as disclosed in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Stock.

(nn)          Any third-party statistical and market-related data included or incorporated by reference in the Registration Statement, Prospectus or Pricing Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate in all material respects.

(oo)         The Company and its subsidiaries and the Board of Directors of the Company (the “Board”) are in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002, the Exchange Act and the rules of the Nasdaq Global Select Market (the “Nasdaq Rules”). The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting, an internal audit function and legal and regulatory compliance controls (collectively, “Internal Controls”) that comply with the applicable provisions of the Exchange Act and the rules and regulations thereunder and the Nasdaq Rules and are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accounting for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (v) interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Prospectus and the Pricing Disclosure Package fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(pp)         Except as disclosed in the Pricing Disclosure Package, there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company and its subsidiaries or, to the knowledge of the Company and its subsidiaries, any of their respective properties that, if determined adversely to the Company and its subsidiaries, would reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect, or would reasonably be expected to materially and adversely affect the ability of the Company and its subsidiaries to perform their respective obligations under this Agreement or the consummation of the Concurrent OpCo Unit Purchase, or which are otherwise material in the context of the sale of the Stock; and no such actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the knowledge of the Company and its subsidiaries, threatened or contemplated.

(qq)         The historical financial statements of the Company included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly in all material respects the financial position of the Company at the dates and for the periods indicated, and such financial statements have been prepared in conformity with GAAP, applied on a consistent basis; and the pro forma financial statements and the related notes thereto of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the Commission’s rules and guidance with respect to pro forma financial information prepared in accordance with Regulation S-X in all material respects, and the assumptions underlying such pro forma financial information are reasonable and are set forth or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus. To the knowledge of the Company, the historical financial statements of Sitio and its subsidiaries incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the financial position of Sitio and its consolidated subsidiaries as of the dates shown and the results of operations and cash flows of Sitio and its subsidiaries for the periods shown, and such financial statements have been prepared in conformity with GAAP, applied on a consistent basis. To the knowledge of the Company, the historical financial statements of the Endeavor Mineral and Royalty Interests incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the financial position of the Endeavor Mineral and Royalty Interests as of the dates shown and statements of revenue and operating expenses of the Endeavor Mineral and Royalty Interests for the periods shown, and such financial statements have been prepared in conformity with GAAP, applied on a consistent basis. Grant Thornton LLP, the independent registered public accounting firm for the Company, has certified the audited financial statements of the Company included or incorporated by reference in the Registration Statement, Pricing Disclosure Package and the Prospectus, and is an independent registered public accounting firm with respect to the Company as required by the Securities Act and the applicable rules and guidance from the Public Company Accounting Oversight Board (United States) (“PCAOB”). KPMG LLP, the independent registered public accounting firm for Sitio, has certified the audited financial statements of Sitio incorporated by reference in the Registration Statement, Pricing Disclosure Package and the Prospectus, and is an independent registered public accounting firm, to the knowledge of the Company, with respect to Sitio within the rules and regulations and as required by the Securities Act and the applicable rules and guidance from the PCAOB. Grant Thornton LLP, the independent registered public accounting firm for the Endeavor Mineral and Royalty Interests, has certified the audited financial statements of the Endeavor Mineral and Royalty Interests incorporated by reference in the Registration Statement, Pricing Disclosure Package and the Prospectus, and is an independent registered public accounting firm, to the knowledge of the Company, with respect to the Endeavor Mineral and Royalty Interests within the rules and regulations and as required by the Securities Act and the applicable rules and guidance from the PCAOB. The other financial and statistical data of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company and its subsidiaries, Sitio, or Diamondback, as applicable. The Company and its subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any “variable interest entities” within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus. There are no financial statements that are required to be included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not included or incorporated by reference as required. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(rr)           Since the respective dates as of which information is given in the Pricing Disclosure Package and the Prospectus, (i) there has not been any material change in the capital stock or any change in the long-term debt of the Company or its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), earnings, business, properties or prospects of the Company and its subsidiaries, taken as a whole, except as otherwise disclosed or contemplated in the Pricing Disclosure Package and the Prospectus; (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company or its subsidiaries on any class of their capital stock; (iii) there has been no material adverse change in the short-term indebtedness, net current assets or net assets of the Company or any of its subsidiaries; and (iv) except as set forth or contemplated in the Pricing Disclosure Package and the Prospectus, none of the Company or any of its subsidiaries has entered into any transaction or agreement material to the Company and its subsidiaries, taken as a whole, other than in the ordinary course of business.

(ss)          None of the Company or its subsidiaries is, and, after giving effect to (i) the offering and sale of the Stock and the application of the proceeds thereof as described in the Pricing Disclosure Package and (ii) the Concurrent OpCo Unit Purchase, will be required to register as an “investment company” as defined in the Investment Company Act of 1940 (the “Investment Company Act”).

(tt)           Except as disclosed in the Pricing Disclosure Package and the Prospectus, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company reasonably believes are adequate for the conduct of their business. The Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no material claims by the Company and its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. None of the Company or its subsidiaries has any reason to believe that any of them will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect, except as disclosed in the Registration Statement and the Pricing Disclosure Package.

(uu)         The Company and its subsidiaries have filed all federal, state, local and non-U.S. tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect); and, except as set forth in the Pricing Disclosure Package, the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP or as would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect. No tax deficiency has been asserted against the Company or its subsidiaries, except to the extent any deficiency that would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

(vv)         No relationship, direct or indirect, exists between or among any of the Company and its subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company and its subsidiaries on the other hand, which is required to be described in the Pricing Disclosure Package which is not so described therein.

(ww)        None of the Company or its subsidiaries, or any director or officer of the Company or any of its subsidiaries, or, to the knowledge of the Company and its subsidiaries, any agent, employee or other person associated with or acting on behalf of the Company or its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”), or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offense under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption laws or regulations; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws or regulations.

(xx)          The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the applicable anti-money laundering statutes of all jurisdictions where the Company conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Company or its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company and its subsidiaries, threatened.

(yy)         None of the Company and its subsidiaries or any of their respective directors or officers, or, to the knowledge of the Company and its subsidiaries, any agent, employee, affiliate or other person associated with or acting on behalf of the Company or its subsidiaries, is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, His Majesty’s Treasury, the Swiss Secretariat of Economic Affairs, the Hong Kong Monetary Authority, the Monetary Authority of Singapore or other relevant sanctions authority (collectively, “Sanctions”), nor are the Company or its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, the Crimea Region of Ukraine, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, any other Covered Region of Ukraine identified pursuant to Executive Order 14065, the Crimea region of Ukraine and the non-government controlled areas of the Zaporizhzhia and Kherson Regions of Ukraine (each, a “Sanctioned Territory”); and the Company and its subsidiaries will not directly or indirectly use the proceeds of the offering, or lend, or knowingly contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Territory or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. Since April 24, 2019, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not knowingly engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Territory.

(zz)           OpCo is not prohibited, directly or indirectly, from paying any distributions to the Company, from making any other distribution on such subsidiary’s equity interests, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company.

(aaa)        Except as disclosed in the Pricing Disclosure Package and the Prospectus, (a)(i) to the knowledge of the Company, there has been no material security breach or material incident, or other material compromise of or relating to the information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by Diamondback on behalf of the Company and its subsidiaries, and any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology of Diamondback used by the Company or its subsidiaries (collectively, “IT Systems and Data”) and (ii) the Company and its subsidiaries have not been notified in writing of, and have no knowledge of any event or condition that would reasonably be expected to result in, any material security breach or material incident, unauthorized access or disclosure or other material compromise to the IT Systems and Data; (b) the Company and its subsidiaries are presently in compliance with, and to the knowledge of the Company, Diamondback is presently in compliance with, all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as, in the case of this clause (b), would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; and (c) to the knowledge of the Company, Diamondback has implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards.

(bbb)       Except as disclosed in the Pricing Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act (collectively, “Registration Rights”), and any person to whom the Company has granted Registration Rights has agreed not to exercise such rights until after the expiration of the Lock-Up Period referred to in Section 5(a)(x) hereof.

(ccc)        The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management, as appropriate, to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

(ii)            Representations, Warranties and Agreements of the Selling Stockholders. Each of the Selling Stockholders represent, warrant and agree that:

(a)            Such Selling Stockholder has been duly organized and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing in its jurisdictions of formation.

(b)            Neither such Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405 under the Securities Act) relating to the Stock.

(c)            Such Selling Stockholders has (other than in the case of Exchange Stock), and immediately prior to each Delivery Date on which such Selling Stockholder is selling shares of Stock, such Selling Stockholder will have, good and marketable title to the shares of Stock to be sold by such Selling Stockholder hereunder on each Delivery Date and any “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect thereof, free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims.

(d)           The Stock to be sold by such Selling Stockholder hereunder is (and in the case of Exchange Stock, will be) subject to the interest of the Underwriters and the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law or the occurrence of any other event.

(e)            Upon payment for the Stock to be sold by such Selling Stockholder, delivery of such Stock, as directed by the Underwriter, to Cede & Co. (“Cede”) or such other nominee as may be designated by The Depository Trust Company (“DTC”), registration of such Stock in the name of Cede or such other nominee and the crediting of such Stock on the books of DTC to securities account of the Underwriters (i) DTC will acquire good and marketable title to the Stock free and clear of all liens, encumbrances, equities, community property rights, restrictions on transfer or claims, (ii) DTC shall be a “protected purchaser” of such Stock within the meaning of Section 8-303 of the UCC, (iii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Stock, and (iv) an action based on an adverse claim to such securities entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory may not be asserted against the Underwriters with respect to such security entitlement. For purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Stock will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC, and (z) appropriate entries to the account of the Underwriters on the records of DTC will have been made pursuant to the UCC.

(f)            Such Selling Stockholder has full right, power and authority, corporate, limited partnership, limited liability company or otherwise, to enter into this Agreement.

(g)           This Agreement has been duly and validly authorized, executed and delivered by or on behalf of such Selling Stockholder.

(h)           The sale of the Stock by such Selling Stockholder, the execution, delivery and performance of this Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of such Selling Stockholder or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder, except as would not, in the case of the preceding clauses (i) and (iii), individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated hereby.

(i)             No consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property or assets of such Selling Stockholder is required for the sale of the Stock by such Selling Stockholder, the execution, delivery and performance of this Agreement by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriters, except as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated hereby.

(j)             The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The preceding sentence applies only to written information furnished to the Company by such Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by such Selling Stockholders consists of such Selling Stockholder’s Selling Stockholder Information.

(k)            The Prospectus will not, as of its date or as of the Delivery Date, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The preceding sentence applies only to written information furnished to the Company by such Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by such Selling Stockholder consists of such Selling Stockholder’s Selling Stockholder Information.

(l)             The Pricing Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The preceding sentence applies only to written information furnished to the Company by such Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by such Selling Stockholder consists of such Selling Stockholder’s Selling Stockholder Information.

(m)           The Pricing Disclosure Package, when taken together with each Issuer Free Writing Prospectus listed in Schedule IV hereto, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package (or any Issuer Free Writing Prospectus listed in Schedule IV hereto) in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(f). The preceding sentence applies only to written information furnished to the Company by such Selling Stockholder expressly for use therein, it being understood and agreed that the only such information furnished by such Selling Stockholders consists of such Selling Stockholder’s Selling Stockholder Information.

(n)            Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, such Selling Stockholder (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any Issuer Free Writing Prospectus or Written Testing-the-Waters Communication, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule VI hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Representatives.

(o)            Such Selling Stockholder is not prompted to sell shares of Common Stock by any material information concerning the Company that is not set forth in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

(p)            Such Selling Stockholders has not taken, directly or indirectly, any action that is designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the shares of the Stock.

(q)            Such Selling Stockholders has not: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official, “foreign official” (as defined in the FCPA) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA, Bribery Act 2010, as amended, or any other applicable anti-bribery statute or regulation; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and such Selling Stockholder has conducted its business in compliance with the FCPA, Bribery Act 2010, and all other applicable anti-bribery statutes and regulations, and has instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(r)            The operations of such Selling Stockholder is and has been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Anti-Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Stockholder or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of such Selling Stockholder, threatened.

(s)            Such Selling Stockholder is not (i) currently the subject or the target of any Sanctions; or (ii) located, organized or resident in a country that is the subject of Sanctions; and such Selling Stockholder will not directly or indirectly use the proceeds of the offering, or lend, or contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, to fund or facilitate any activities of or business with any person, or in any country or territory, that currently is the subject or target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as an underwriter, advisor, investor or otherwise) of Sanctions. Since April 24, 2019, such Selling Stockholder has not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions.

(t)            There are no affiliations or associations between any member of FINRA “participating in the offering” and such Selling Stockholder, and none of the proceeds received by such Selling Stockholder from the sale of the Stock to be sold by such Selling Stockholder hereunder will be paid to a member of FINRA “participating in the offering” or any affiliate of (or person “associated with,” as such terms are used in the rules of FINRA) such member.

Any certificate signed by such Selling Stockholder or officer thereof and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Stock shall be deemed to be a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

2.              Purchase of the Stock by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder, severally and not jointly, agree to sell the number of shares of Firm Stock to the several Underwriters as set forth opposite their respective names, as set forth on Schedule I, and each of the Underwriters, severally and not jointly, agrees to purchase from such Selling Stockholder the number of shares of Firm Stock set forth opposite that Underwriter’s name in Schedule I hereto. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional Common Stock, as the Representatives may determine.

In addition, the Selling Stockholders grant to the Underwriters, severally and not jointly, an option to purchase additional shares of Option Stock, as set forth opposite their respective names on Schedule II. Each Underwriter agrees, severally and not jointly, to purchase from such Selling Stockholder the number of shares of Option Stock (subject to such adjustments to eliminate fractional Common Stock as the Representatives may determine) as set forth opposite their respective names on Schedule II, if the option is exercised in full, and if the Underwriters partially exercise this option, such shares of Option Stock will be sold by Diamondback and the Oaktree Entities pro rata in accordance with the percentages such Selling Stockholders would sell if the option were exercised in full.

The purchase price payable by the Underwriters for the Firm Stock and any Option Stock is $45.69 per share of Stock (the “Purchase Price”).

The Selling Stockholders are not obligated to deliver any of the Firm Stock or Option Stock, as applicable, to be delivered on the applicable Delivery Date, except upon payment for all such Stock to be purchased on such Delivery Date as provided herein.

3.              Offering of Stock by the Underwriters. Upon authorization by the Underwriters of the release of the Firm Stock, the Underwriters propose to offer the Firm Stock for sale upon the terms and conditions to be set forth in the Prospectus.

4.              Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at 10:00 a.m., New York City time, on March 4, 2026 or at such other date or place as shall be determined by agreement between the Representatives and the Selling Stockholders. This date and time are sometimes referred to as the “Initial Delivery Date.” Delivery of the Firm Stock shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Firm Stock being sold by each Selling Stockholder to or upon the order of such Selling Stockholder by wire transfer in immediately available funds to the accounts specified by such Selling Stockholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Stockholders shall deliver the Firm Stock through the facilities of DTC unless the Representatives shall otherwise instruct.

The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Stockholders by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Stock as to which the option is being exercised, the names in which the Option Stock are to be registered, the denominations in which the Option Stock are to be issued and the date and time, as determined by the Representatives, when the Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time any Option Stock are delivered is sometimes referred to as an “Option Stock Delivery Date,” and the Initial Delivery Date and any Option Stock Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Stock by the Selling Stockholders and payment for the Option Stock by the several Underwriters through the Representatives shall be made at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Representatives and the Company. On each Option Stock Delivery Date, the Selling Stockholders shall deliver or cause to be delivered the Option Stock to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives of the aggregate purchase price of the Option Stock being sold by each Selling Stockholder to or upon the order of such Selling Stockholder by wire transfer in immediately available funds to the accounts specified by such Selling Stockholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Selling Stockholders shall deliver the Option Stock through the facilities of DTC unless the Representatives shall otherwise instruct.

5.              Further Agreements.

(a)            Further Agreements of the Company. The Company covenants and agrees with the Underwriter:

(i)            To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to each Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose, no Section 8A proceedings under the Securities Act, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus, any Issuer Free Writing Prospectus, or any Written Testing-the-Waters Communication or suspending any such qualification, to use promptly their best efforts to obtain its withdrawal.

(ii)           To furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii)          To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus, (D) any Written Testing-the-Waters Communication, and (E) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any event shall have occurred within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package, Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus, the Pricing Disclosure Package, Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus, the Pricing Disclosure Package, Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication in order to comply with the Securities Act, to notify the Representatives and, upon request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus, the Pricing Disclosure Package, Issuer Free Writing Prospectus, or Written Testing-the-Waters Communication that will correct such statement or omission or effect such compliance.

(iv)          To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission.

(v)           Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing.

(vi)          Not to make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus or Written Testing-the-Waters Communication without the prior written consent of the Representatives.

(vii)         To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any event shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(viii)        As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 405 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 440 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Representatives an earnings statement of the Company (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(ix)          Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign entity in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(x)           For a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge, lend, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock (other than the Stock or Common Stock issued pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock, Class B Stock or other securities, in cash or otherwise, (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Stock, or securities convertible, exercisable or exchangeable into Common Stock (other than the Registration Statement, a universal shelf registration statement on Form S-3 (so long as the Company does not offer or sell any Common Stock, Class B Stock or securities convertible, exercisable or exchangeable into Common Stock, Class B Stock or any other securities of the Company under such universal shelf registration statement during the Lock-Up Period) and any registration statement on Form S-8), or (D) publicly disclose the intention to do any of the foregoing (other than any disclosure related to the Offering), in each case without the prior written consent of the Representatives, on behalf of the Underwriters, and to cause the Selling Stockholders and each officer and director of the Company set forth on Schedule V hereto to furnish to the Representatives, on behalf of the Underwriters, prior to the Initial Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto (the “Lock-Up Agreements”); provided that the preceding restrictions shall not apply to (x) any exchange of Class B Stock and OpCo Units for Common Stock (including, for the avoidance of doubt, the issuance of Common Stock by the Company in connection therewith) in accordance with the terms of the OpCo LLC Agreement and/or Exchange Agreement or (y) the repurchase of Class B Stock and/or OpCo Units by the Company and/or OpCo.

(xi)           [Intentionally omitted.]

(xii)          If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement.

(xiii)         The Company and its affiliates will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock.

(xiv)         The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Stock.

(b)            Each Underwriter agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information,” as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

(c)            Further Agreements of the Selling Stockholders. Each Selling Stockholder agrees:

(i)            Neither such Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any “free writing prospectus” (as defined in Rule 405 under the Securities Act), relating to the Stock.

(ii)            Such Selling Stockholder will not take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Stock.

(iii)          Such Selling Stockholder will do and perform all things reasonably requested to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Stock.

6.              Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the sale and delivery of the Stock and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Stock; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, and any supplementary agreement, and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) any required review by FINRA of the terms of sale of the Stock (including related fees and expenses of counsel to the Underwriters in an amount that is not greater than $20,000); (f) the inclusion of the Stock on The Nasdaq Global Select Market; (g) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) and the preparation, printing and distribution of a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (h) to the extent applicable, the preparation, printing and distribution of one or more versions of the Preliminary Prospectus and the Prospectus for distribution in Canada (including related fees and expenses of Canadian counsel to the Underwriters); (i) the investor presentations on any “road show,” undertaken in connection with the marketing of the Stock, including, without limitation, expenses associated with any electronic road show, travel and lodging expenses of the representatives and officers of the Company; provided, however, that the Underwriters will pay for 50% of the cost of any aircraft chartered in connection with the road show, except for flights on which there is no representative of the Representatives; and (j) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement; provided that, except as provided in this Section 6 and in Section 11, the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell, the expenses of advertising any offering of the Stock made by the Underwriters and the transportation and other expenses incurred by the Underwriters on their own behalf in connection with presentations to prospective purchasers of the Stock, and the Selling Stockholders shall pay the fees and expenses of its counsel (except for fees and expenses of one counsel for EnCap Energy Fund X L.P. and Tumbleweed Royalty IV, LLC (together, the “EnCap Entities”), not to exceed $100,000 in the aggregate), and any income and/or transfer taxes payable in connection with its sales of Stock to the Underwriters and reimburse the Company for its pro rata share of the fees and expenses paid by the Company in connection with the offering of the Stock.

7.             Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on the date hereof, of the representations and warranties of the Company and its subsidiaries and the Selling Stockholders contained herein, to the performance by the Company and its subsidiaries and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)            The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued, no Section 8A proceedings under the Exchange Act, and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement.

(b)            The Underwriters shall not have discovered and disclosed to the Company on or prior to each Delivery Date that the Registration Statement, the Prospectus or the Pricing Disclosure Package, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Davis Polk & Wardwell LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(c)            All proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)            Latham & Watkins LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(e)            Will Krueger shall have furnished to the Representatives his written opinion, as general counsel to the Company, addressed to the Representatives and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(f)            Latham & Watkins LLP shall have furnished to the Representatives its written opinion, as counsel to Diamondback Energy, Inc., addressed to the Representatives and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(g)            Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the EnCap Entities, addressed to the Representatives and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(h)            Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to Opps IX Source Holdings PT, L.P. and Opps IX Source Holdings II PT, L.P. (together, the “Oaktree Entities”), addressed to the Representatives and dated the applicable Delivery Date, in form and substance reasonably satisfactory to the Representatives.

(i)            The Representatives shall have received from Davis Polk & Wardwell LLP, counsel for the Underwriters, such opinion or opinions, dated the applicable Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Company and its subsidiaries shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(j)            The Representatives shall have received letters, dated respectively the date hereof and the applicable Delivery Date, of (i) Grant Thornton LLP, confirming that it is a registered public accounting firm and independent public accountant within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, in form and substance reasonably satisfactory to the Underwriters concerning the financial information with respect to each of the Company and the Endeavor Mineral and Royalty Interests set forth in the Pricing Disclosure Package and the Prospectus, and (ii) KPMG LLP, confirming that it is a registered public accounting firm and independent public accountant within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, in form and substance reasonably satisfactory to the Underwriters concerning the financial information with respect to Sitio set forth in the Pricing Disclosure Package and the Prospectus.

(k)            The Representatives shall have received letters, dated respectively the date hereof and the applicable Delivery Date, of Ryder Scott, with respect to the Company, in form and substance reasonably acceptable to the Representatives, containing statements and information in the type customarily included in such letters to underwriters with respect to the reserves and other operational information contained or incorporated by reference in the Pricing Disclosure Package and the Prospectus.

(l)            The Company shall have furnished to the Representatives a certificate, dated the applicable Delivery Date, of the Chief Executive Officer and the Chief Financial Officer of the Company as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:

(i)            The representations, warranties and agreements of the Company in Section 1(i) are true and correct on and as of each Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to each Delivery Date;

(ii)            No stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii)            They have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(m)            Each Selling Stockholder shall have furnished to the Representatives on each Delivery Date a certificate, dated the applicable Delivery Date, signed by, or on behalf of, such Selling Stockholder stating that the representations, warranties and agreements of such Selling Stockholder contained herein are true and correct on and as of each Delivery Date and that such Selling Stockholder has complied with all its agreements contained herein and has satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to each Delivery Date.

(n)            Except as described in the most recent Preliminary Prospectus, (i) none of the Company and its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date there shall not have been any change in the equity interest or long-term debt of any of the Company and its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, partners’ or members’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on each Delivery Date on the terms and in the manner contemplated in the Prospectus.

(o)            Subsequent to the execution and delivery of this Agreement, to the extent applicable, (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities.

(p)            Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market), or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) or any other calamity or crisis either within or outside the United States, as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on each Delivery Date on the terms and in the manner contemplated in the Prospectus.

(q)            The Lock-Up Agreements between the Representatives and the officers and directors of the Company and the Selling Stockholders set forth on Schedule V, delivered to the Representatives on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(r)            [Intentionally omitted.]

(s)            On or prior to each Delivery Date, the Company and its subsidiaries shall have furnished to the Underwriters such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

8.            Indemnification and Contribution.

(a)            The Company hereby agrees to indemnify and hold harmless each Underwriter, each Selling Stockholder, its affiliates, directors, officers and employees and each person, if any, who controls any Underwriter or Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter or Selling Stockholder, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by any Underwriter, (D) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus (“Marketing Materials”), (E) any Written Testing-the-Waters Communication, or (F) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such affiliate, director, officer, employee or controlling person promptly upon demand for any and all expenses (including legal or other expenses) reasonably incurred by that Underwriter, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that none of the Company or its subsidiaries shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter or Selling Stockholder Information furnished to the Company by such Selling Stockholder, specifically for inclusion therein, which information consists solely of the information specified in Section 8(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or Selling Stockholder or to any affiliate, director, officer, employee or controlling person of that Underwriter or Selling Stockholder.

(b)            The Selling Stockholders, severally and not jointly, shall indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any information furnished by such Selling Stockholder in writing to the Company relating to such Selling Stockholder expressly for use in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or any “free writing prospectus” (as defined in Rule 405 under the Securities Act) (any such “free writing prospectus” that was prepared by or on behalf of such Selling Stockholder or used or referred to by such Selling Stockholder in connection with the offering of the Stock in violation of Section 5(c)(iii) being referred to as a “Selling Stockholder Free Writing Prospectus”), (ii) the omission or alleged omission to state in any information furnished by such Selling Stockholder in writing to the Company relating to such Selling Stockholder expressly for use in the Preliminary Prospectus, Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the- Waters Communication or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials, any Blue Sky Application or such Selling Stockholder Free Writing Prospectus, any material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood and agreed that for purposes of this Agreement, the only such information so furnished by such Selling Stockholder consists of such Selling Stockholder’s Selling Stockholder Information, and shall reimburse each Underwriter, its affiliates, directors, officers and employees and each such controlling person promptly upon demand for any and all expenses (including legal or other expenses) reasonably incurred by that Underwriter, its affiliates, directors, officers and employees or controlling persons in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred, or (iii) any breach of any representation or warranty of such Selling Stockholder in this Agreement or any certificate or other agreement delivered pursuant hereto or contemplated hereby. The liability of such Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount equal to the total gross proceeds from the offering of the shares of the Stock purchased under the Agreement received by such Selling Stockholder, as set forth in the table on the cover page of the Prospectus. The foregoing indemnity agreement is in addition to any liability that such Selling Stockholder may otherwise have to each Underwriter or any affiliate, director, officer, employee or controlling person of that Underwriter.

(c)            Each Underwriter, severally, not jointly, shall indemnify and hold harmless the Company, the Selling Stockholders, their directors, officers and employees, and each person, if any, who controls the Company or the Selling Stockholders within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Selling Stockholders or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(f). The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the Company, the Selling Stockholders or any such director, officer, employee or controlling person.

(d)            Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) or (b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

(e)            If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a), 8(b) or 8(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, from the offering of the Stock, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and such Selling Stockholder, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and such Selling Stockholder, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Stock purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(e) shall be deemed to include, for purposes of this Section 8(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(e), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Stock exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this paragraph are several in proportion to their respective purchase obligations hereunder and not joint.

(f)            The Underwriters confirm and the Company and the Selling Stockholders acknowledge and agree that the information appearing in the second sentence of the tenth paragraph and information relating to stabilization by the Underwriters appearing in the eleventh and twelfth paragraphs under the caption “Underwriting” in the most recent Preliminary Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication or in any amendment or supplement thereto or in any Marketing Materials.

9.            Defaulting Underwriters.

(a)            If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Stock that it has agreed to purchase under this Agreement, the remaining non- defaulting Underwriters may in their discretion arrange for the purchase of such Stock by the non-defaulting Underwriters or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Stock, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Stock on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Stock, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Stock, either the non-defaulting Underwriters or the Company may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Stock that a defaulting Underwriter agreed but failed to purchase.

(b)            If, after giving effect to any arrangements for the purchase of the Stock of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the total number of the Stock that remains unpurchased does not exceed one-eleventh of the total number of all the Stock, then the Company shall have the right to require each non-defaulting Underwriter to purchase the total number of Stock that such Underwriter agreed to purchase hereunder plus such Underwriters’ pro rata share (based on the total number of Stock that such Underwriter agreed to purchase hereunder) of the Stock of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Stock that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.

(c)            If, after giving effect to any arrangements for the purchase of the Stock of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the total number of Stock that remains unpurchased exceeds one-eleventh of the total number of all the Stock, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d)            Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10.            Termination. The Underwriters may terminate their obligations hereunder by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(m), 7(n) and 7(o) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

11.            Reimbursement of Underwriters’ Expenses. If (a) any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters for any reason other than by reason of a default by any of the Underwriters, or (b) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement (other than Section 7(o)(i)(A), (o)(ii), (o)(iii) or (o)(iv)), the Company and such Selling Stockholder will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and such Selling Stockholder shall pay the full amount thereof to the Representatives. If this Agreement is terminated pursuant to Section 9 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

12.            Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from the investment banking division and are subject to certain regulations and internal policies, and that the Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholders by the Underwriters’ investment banking divisions. The Company and the Selling Stockholders acknowledge that the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13.            No Fiduciary Duty. The Company and the Selling Stockholders acknowledge and agree that in connection with this offering, sale of the Stock or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company, the Selling Stockholders and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to any of the Company or the Selling Stockholders, including, without limitation, with respect to the determination of the public offering price of the Stock, and such relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Company or the Selling Stockholders shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their affiliates may have interests that differ from those of the Company or the Selling Stockholders. Each of the Company and the Selling Stockholders hereby waive any claims that any of the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering. Moreover, each Selling Stockholder acknowledges and agrees that, although the Representatives may be required or choose to provide such Selling Stockholders with certain Regulation Best Interest and Form CRS disclosures in connection with the offering, the Representatives and the other Underwriters are not making a recommendation to such Selling Stockholder to participate in the offering, enter into a “lock-up” agreement, or sell any Stock at the price determined in the offering, and nothing set forth in such disclosures is intended to suggest that any Representative or any Underwriter is making such a recommendation.

14.            Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)            if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to the Representatives c/o J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, fax: (212) 622-8358, Attention: Equity Syndicate Desk; and c/o Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department , Fax No.: (212) 902-9316, Email: registration-syndops@ny.email.gs.com;

(b)            if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Will Krueger; and

(c)            if to the Selling Stockholders, shall be delivered or sent by mail or facsimile transmission to such Selling Stockholder at the address set forth on Schedule II hereto. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Representatives on behalf of the Underwriters.

15.            Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees and affiliates of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 8(c) of this Agreement shall be deemed to be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16.            Survival. The respective indemnities, representations, warranties and agreements of the Company and its subsidiaries, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17.            Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

18.            Governing Law. This Agreement, and any claim, controversy or dispute arising under or related to this Agreement, shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

19.            Waiver of Jury Trial. The Company and the Underwriters hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

20.            Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law, e.g., www. Docusign.com) in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

21.            Patriot Act. In accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

22.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of an Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For the purposes of this Section 22, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

23.            Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature pages follow]

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

VIPER ENERGY, INC.

By:	/s/ Will Krueger
	Name:	Will Krueger
	Title:	Vice President, General Counsel and Secretary

[Signature Page to Underwriting Agreement]

DIAMONDBACK ENERGY, INC.

By:	/s/ P. Matt Zmigrosky
	Name:	P. Matt Zmigrosky
	Title:	Executive Vice President, Chief Legal and Administrative Officer and Secretary

[Signature Page to Underwriting Agreement]

ENCAP ENERGY CAPITAL FUND X, L.P.

By:	EnCap Equity Fund X GP, L.P.,
its general partner

By:	EnCap Equity Fund X GP, LLC,
its general partner

By:	EnCap Investments L.P.,
its sole member

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Jason M. DeLorenzo
	Name:	Jason M. DeLorenzo
	Title:	Co-Chief Executive Officer

[Signature Page to Underwriting Agreement]

TUMBLEWEED ROYALTY IV, LLC

By:	/s/ John Sellers
	Name:	John Sellers
	Title:	Co-Chief Executive Officer

[Signature Page to Underwriting Agreement]

OPPS IX Source Holdings PT, L.P.

By:	Oaktree Fund AIF Series (Cayman), L.P. – Series I
Its:	General Partner

By:	Oaktree AIF (Cayman) GP, Ltd
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Allen Li
	Name:	Allen Li
	Title:	Managing Director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Managing Director

OPPS IX Source Holdings II PT, L.P.

By:	Oaktree Fund AIF Series (Cayman), L.P. – Series I
Its:	General Partner

By:	Oaktree AIF (Cayman) GP, Ltd.
Its:	General Partner

By:	Oaktree Capital Management, L.P.
Its:	Director

By:	/s/ Allen Li
	Name:	Allen Li
	Title:	Managing Director

By:	/s/ Jordan Mikes
	Name:	Jordan Mikes
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

Accepted:

J.P. MORGAN SECURITIES LLC

By:	/s/ Isabelle Trimble
	Name:	Isabelle Trimble
	Title:	Vice President

[Signature Page to Underwriting Agreement]

Accepted:

GOLDMAN SACHS & CO. LLC

By:	/s/ Ryan Cunn
	Name:	Ryan Cunn
	Title:	Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Number of Shares of Firm Stock
J.P. Morgan Securities LLC	8,695,652
Goldman Sachs & Co. LLC	8,695,652
Total	17,391,304

SCHEDULE II

Selling Stockholders

Name and Address of the Selling Stockholders	Number of Shares of Firm Stock	Number of Shares of Option Stock
Diamondback Energy, Inc.	12,391,304	2,163,958
Address: 500 West Texas Ave., Suite 100, Midland, Texas 79701 EnCap Energy Capital Fund X, L.P.	652,714	—
Address: 9651 Katy Fwy., Suite 600, Houston, TX 77024 Tumbleweed Royalty IV, LLC	3,347,286	—
Address: 3724 Hulen Street, Fort Worth, TX 76107 Opps IX Source Holdings PT, L.P., Opps IX Source Holdings II PT, L.P	1,000,000	444,738
Address: 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071

SCHEDULE III

ORALLY CONVEYED PRICING INFORMATION

1.        Public offering price: $45.90 per share of Common Stock

2.        Number of shares offered: 17,391,304 shares of Firm Stock or, if the Underwriters exercise in full their option to purchase additional Stock granted in Section 2 hereof, 20,000,000 shares of Stock

SCHEDULE IV

ISSUER FREE WRITING PROSPECTUSES

Free Writing Prospectus filed on March 2, 2026.

SCHEDULE V

PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

Steven E. West

Travis D. Stice

Laurie H. Argo

Spencer D. Armour, III

Frank C. Hu

W. Wesley Perry

James L. Rubin

Kaes Van’t Hof

Officers

Teresa L. Dick

Will Krueger

Kaes Van’t Hof

Austen Gilfillian

Al Barkmann

Selling Stockholders

Diamondback Energy, Inc.

EnCap Energy Capital Fund X, L.P.

Tumbleweed Royalty IV, LLC

Opps IX Source Holdings PT, L.P.

Opps IX Source Holdings II PT, L.P.

SCHEDULE VI

WRITTEN TESTING-THE-WATERS COMMUNICATIONS

None.

SCHEDULE VII

SIGNIFICANT SUBSIDIARIES

Sitio Royalties Corp.

Viper Energy Partners LP

VNOM Holding Company LLC

VNOM Sub, Inc

EXHIBIT A

LOCK-UP LETTER AGREEMENT

J.P. Morgan Securities LLC
Goldman Sachs & Co. LLC

As Representatives of the several
Underwriters named in Schedule I to the
Underwriting Agreement referred to below

c/o J.P. Morgan Securities LLC
270 Park Avenue
New York, New York 10017

c/o Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Stock”) of Class A common stock, par value $0.000001 per share (the “Common Stock”), of Viper Energy, Inc., a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Shares to the public (the “Offering”). Capitalized terms used but not defined herein shall have the meanings given to them in the Underwriting Agreement.

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, lend, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock or any of the Company’s Class B common stock (the “Class B Stock”) (including, without limitation, Common Stock and Class B Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock and Class B Stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Stock or Class B Stock (other than in connection with the Offering), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Stock or Class B Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock, Class B Stock or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Stock, Class B Stock or securities convertible into or exercisable or exchangeable for Common Stock, Class B Stock or any other securities of the Company (other than the making of the demand with respect to the shares of Common Stock to be sold in the Offering), or (4) publicly disclose the intention to do any of the foregoing for a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus relating to the Offering (such 30-day period, the “Lock-Up Period”) (other than any disclosure related to the Offering).

The foregoing paragraph shall not apply to (a) transactions relating to Common Stock or other securities acquired in the open market after the completion of the Offering, (b) bona fide gifts, sales or other dispositions of any class of the Company’s stock, in each case that are made exclusively between and among the undersigned or the undersigned’s spouse, former spouse or other members of the undersigned’s family (including, without limitation, in connection with a domestic relations or similar matter), or affiliates of the undersigned, including its partners (if a partnership) or members (if a limited liability company); provided that it shall be a condition to any transfer pursuant to this clause (b) except a transfer in connection with a domestic relations or similar matter that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act, and the Exchange Act) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the Lock-Up Period, and (iii) the undersigned notifies the Representatives at least two business days prior to the proposed transfer or disposition, (c) the exercise of warrants or the exercise of options granted pursuant to the Company’s option/incentive plans or otherwise outstanding on the date hereof that are disclosed in the Pricing Disclosure Package and Prospectus; provided, that the restrictions shall apply to Common Stock issued upon such exercise or conversion, (d) any exchange or redemption at any time or from time to time by the undersigned of any and all of the Company’s Class B Stock and OpCo Units held by the undersigned for Common Stock and any transfer by the undersigned of any such Common Stock, Class B Stock and/or OpCo Units to an affiliate of the undersigned; provided such affiliated entity agrees to be bound by the terms of this Lock-Up Letter Agreement with respect to any such Common Stock to the same extent as if the entity was a party hereto, (e) any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Common Stock (including any Common Stock that may be received upon exchange or redemption of Class B Stock for Common Stock), provided that no transfer of the undersigned’s Common Stock registered pursuant to the exercise of any such right will occur during the Lock-Up Period and no registration statement shall be filed or submitted under the Securities Act with respect to any of the undersigned’s Common Stock during the Lock-Up Period, (f) assignments, transfers or other dispositions by any of the directors of the Company or an affiliate thereof of any class of the Company’s Stock or securities convertible into or exercisable or exchangeable for Common Stock issued pursuant to employee benefit plans, qualified option plans or other employee compensation plans existing on the date hereof and that are disclosed in the Pricing Disclosure Package and Prospectus; provided that it shall be a condition to any transfer pursuant to this clause (f) that: (x) the transferee/assignee/donee agrees in writing to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/assignee/donee were a party hereto but only with respect to the Stock or securities so transferred/assigned/donated and (y) such transfer/assignment/donation shall not involve any Form 4 filing or public announcement by any party (donor, donee, transferor or transferee) under the Exchange Act or otherwise unless such filing or announcement prominently discloses that the transfer/assignment/donation is a related party transfer and that the transferee/assignee/donee will be bound by the terms of the Lock-Up Letter Agreement with respect to the Stock or securities so transferred/assigned/donated as provided for in clause (x) and (g) repurchases by the Company and/or OpCo of Class B Stock and/or OpCo Units held by the undersigned, provided that, if required, any public report or filing under Section 16(a) of the Exchange Act shall indicate in the footnotes thereto the nature of the transaction.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Stock, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

This Lock-Up Letter Agreement shall automatically terminate upon the termination of the Underwriting Agreement before the sale of any Stock to the Underwriters.

This Lock-Up Letter Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

The undersigned further acknowledges and agrees that, although the Representatives may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the Representatives and the other Underwriters are not making a recommendation to you to participate in the Offering, enter into this Lock-Up Letter Agreement, or sell any Stock at the price determined in the Offering, and nothing set forth in such disclosures is intended to suggest that any Representative or any Underwriter is making such a recommendation.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

[Signature Page to Lock-Up Agreement]